                       [REPRESENTATION OF GRAPHIC IMAGE]

                                   NAVELLIER
                               PERFORMANCE FUNDS

                     AGGRESSIVE SMALL CAP EQUITY PORTFOLIO

                               SEMIANNUAL REPORT
                                 JUNE 30, 2000

                                                SEMIANNUAL REPORT, June 30, 2000
                                                     NAVELLIER PERFORMANCE FUNDS
                                                     1 East Liberty, Third Floor
                                                                  Reno, NV 89501
                                                                  (800) 887-8671

--------------------------------------------------------------------------------

Dear Shareholder:

    The first six months of the year 2000 have quite frankly been one of the most volatile periods in the history of the U.S. stock market. We saw a correction at the end of the first quarter of the year and at the beginning of April, especially in the NASDAQ market. Then after the tail end of the last quarterly earnings announcement season in May, the stock market went into a low volume meltdown that saw stock prices erode by up to 30% in about three weeks. Such meltdowns are always a possibility, because the stock market is more volatile than ever before. We have to admit that we have been surprised by the degree of NASDAQ volatility that now exists.

    Due to the recent volatility, the stock market is now obsessed with fundamentals. Stocks without earnings, such as Amazon.com, have been severely punished. Not only is the stock market demanding strong earnings growth from stocks, but the stock market is also seeking out those stocks that will have consistent, predictable growth in the upcoming months. This is the perfect environment for the stocks in our fund. It appears that institutional investors are gravitating toward the fundamentally superior stocks that we favor, and the analyst community continues to upgrade their earnings estimates for many of our stocks. As a result, we remain confident that our favorite stocks will continue to appreciate after their third and fourth quarter earnings results are released.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AGGRESSIVE SMALL CAP EQUITY PORTFOLIO

            AGGRESSIVE SMALL CAP EQUITY  RUSSELL 2000  RUSSELL 2000 GROWTH
4/1/1994                        $10,000       $10,000              $10,000
4/28/1994                       $10,229       $10,059              $10,015
5/31/1994                        $9,750        $9,946               $9,792
6/30/1994                        $9,521        $9,608               $9,370
7/31/1994                        $9,719        $9,766               $9,504
8/31/1994                        $9,906       $10,310              $10,202
9/30/1994                       $10,427       $10,276              $10,246
10/31/1994                      $10,770       $10,236              $10,357
11/30/1994                      $10,957        $9,822               $9,937
12/31/1994                      $11,426       $10,086              $10,173
1/31/1995                       $10,614        $9,959               $9,966
2/28/1995                       $11,124       $10,374              $10,426
3/31/1995                       $11,655       $10,552              $10,731
4/30/1995                       $12,258       $10,786              $10,893
5/31/1995                       $12,341       $10,972              $11,036
6/30/1995                       $14,048       $11,541              $11,796
7/31/1995                       $16,306       $12,206              $12,715
8/31/1995                       $15,682       $12,459              $12,872
9/30/1995                       $16,514       $12,682              $13,137
10/31/1995                      $15,619       $12,115              $12,490
11/30/1995                      $16,348       $12,624              $13,041
12/31/1995                      $16,429       $12,957              $13,331
1/31/1996                       $15,481       $12,943              $13,220
2/29/1996                       $16,760       $13,346              $13,823
3/31/1996                       $18,007       $13,619              $14,097
4/30/1996                       $20,939       $14,347              $15,179
5/31/1996                       $22,816       $14,912              $15,958
6/30/1996                       $20,971       $14,300              $14,921
7/31/1996                       $17,656       $13,051              $13,099
8/31/1996                       $18,839       $13,810              $14,068
9/30/1996                       $20,321       $14,349              $14,793
10/31/1996                      $19,308       $14,128              $14,155
11/30/1996                      $19,287       $14,711              $14,549
12/31/1996                      $18,967       $15,096              $14,832
1/31/1997                       $18,935       $15,398              $15,203
2/28/1997                       $17,165       $15,025              $14,285
3/31/1997                       $16,014       $14,316              $13,276
4/30/1997                       $16,024       $14,356              $13,122
5/31/1997                       $18,114       $15,953              $15,095
6/30/1997                       $19,255       $16,637              $15,606
7/31/1997                       $20,428       $17,411              $16,405
8/31/1997                       $20,726       $17,809              $16,898
9/30/1997                       $22,027       $19,113              $18,246
10/31/1997                      $21,536       $18,274              $17,149
11/30/1997                      $21,579       $18,155              $16,741
12/31/1997                      $21,099       $18,473              $16,751
1/31/1998                       $20,097       $18,181              $16,529
2/28/1998                       $21,231       $19,524              $17,988
3/31/1998                       $21,798       $20,329              $18,743
4/30/1998                       $22,035       $20,441              $18,858
5/31/1998                       $21,389       $19,339              $17,487
6/30/1998                       $21,890       $19,380              $17,665
7/31/1998                       $20,822       $17,810              $16,190
8/31/1998                       $16,312       $14,351              $12,453
9/30/1998                       $17,222       $15,475              $13,716
10/31/1998                      $17,394       $16,106              $14,432
11/30/1998                      $18,673       $16,950              $15,552
12/31/1998                      $21,086       $17,999              $16,960
1/31/1999                       $20,980       $18,239              $17,723
2/28/1999                       $18,646       $16,761              $16,101
3/31/1999                       $19,345       $17,023              $16,675
4/30/1999                       $20,730       $18,548              $18,147
5/31/1999                       $21,705       $18,819              $18,176
6/30/1999                       $23,682       $19,670              $19,134
7/31/1999                       $22,867       $19,131              $18,543
8/31/1999                       $22,400       $18,423              $17,849
9/30/1999                       $20,450       $18,427              $18,194
10/31/1999                      $21,572       $18,501              $18,660
11/30/1999                      $23,228       $19,606              $20,633
12/31/1999                      $27,062       $21,825              $24,270
1/31/2000                       $26,407       $21,475              $24,044
2/29/2000                       $31,523       $25,021              $29,638
3/31/2000                       $29,479       $23,371              $26,522
4/30/2000                       $27,930       $21,965              $23,844
5/31/2000                       $22,988       $20,685              $21,757
6/30/2000                       $27,529       $22,488              $24,567

                               AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
                                                                                        RUSSELL 2000
       TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2000            FUND     RUSSELL 2000      GROWTH
------------------------------------------------------------  --------   ------------   ------------
Six Months                                                       1.73%        3.04%          1.23%
Annualized Five Year                                            14.40%       14.27%         15.80%
Annualized Since Inception*                                     17.58%       13.84%         15.46%
Value of a $10,000 investment over Life of Fund*              $27,529      $22,488        $24,567
*Inception April 1, 1994

    The Aggressive Small Cap Equity posted a return of 1.73% for the six months ended June 30, 2000, as compared to the Russell 2000 Growth Index which posted a gain of 1.23% for the same period. The Fund was most negatively impacted during this period by its holdings in PHARMACOPEIA and CURAGEN, stocks in the Health Services and Biotech industries, respectively. On the positive side, the Fund made gains through its investment in the following technology and telecommunications stocks: TOLLGRADE COMMUNICATIONS, SILICON STORAGE TECHNOLOGY and THREE-FIVE SYSTEMS.

    Many investors believe that the recent volatility in the stock market is tied to the uncertainty surrounding the Federal Reserve Board, the direction of interest rates, and the slowdown of the U.S. economy. This is partially correct. However, the truth of the matter is that the majority of the volatility on Wall Street can be traced directly to the NASDAQ reforms that were imposed by the Justice Department back at the beginning of 1997. Prior to those NASDAQ reforms, the NASDAQ market rarely exceeded more than 1% daily volatility, since then, daily volatility of over 10% is not uncommon.

    Semiconductor companies have been hit hard recently on concerns that the chip boom has peaked and will start to drop off. In an attention-grabbing report, Salomon Smith Barney analyst Jonathan J. Joseph warned that hard-to-find chips were becoming easier and cheaper to buy, while chipmakers continued to ramp up capacity. The report sent semiconductor stocks such as National Semiconductor and Texas Instruments spiraling downward. However, there is some good news for semiconductor stocks long-term. The analyst community states that sales will likely pick up next year as global demand for personal computers increases. A rebound in wireless cell-phone sales should also help the semiconductor sector late this year and early next year. We plan to continue holding specialty semiconductor companies, especially those with healthy operating margins, that should continue to post record earnings in the upcoming quarters.

    During the past few years, 90% of the money pouring into the stock market chased less than 10% of the stocks. However, it now appears that the breadth and power of the overall stock market is expanding. Fortunately, the previous narrow stock market environment benefited many stocks in our fund. Now that the breadth and power of the overall stock market is expanding and is now encompassing many interest-sensitive value stocks, it is possible that some money that would normally flow into the growth stocks might wander over to selected value stocks. The fact that the breadth and power of the stock market is all of a sudden expanding is now painting a very bullish outlook for the overall stock market.

    Our forecast for the upcoming period is as follows: we expect the current stock market rally to have at least four major waves of buying pressure. The first wave of buying pressure started in August, after long-term bond yields fell and it became very clear that inflationary pressures were diminishing and the Federal Reserve Board would not need to raise key interest rates further. The second wave of buying pressure will start after Labor Day when trading volume traditionally surges after senior traders return from their summer hiatus. The third wave of buying pressure will commence in mid-to-late September when earnings pre-announcement season arrives and the analyst community revises their earnings estimates higher for many stocks in our fund. The final wave of buying pressure will arrive in mid-October and continue into early November as the third quarter earnings are announced. By the time the Presidential elections arrive in early November, the stock market may be overbought and ripe for consolidation. However, we expect that the stock market will have its traditional year-end rally starting around Thanksgiving, so we are expecting smooth sailing for the remainder of the year. The high-flying growth stocks are now facing increasing competition from value stocks, so although the stock market's breadth and power is expanding, it may actually divert some of the money that has been flowing into growth stocks. Although value stocks will likely perform well during the first two waves of the four-stage rally that we foresee, we suspect that when investors turn their attention towards earnings, growth stocks will lead the third and fourth stages of the rally which will be earnings driven. This is truly a wonderful time to be invested in the stock market. Everything has fallen into place to launch a powerful stock market rally. Interest rates have peaked, corporate earnings remain extremely strong, trading volume is about to surge and the Presidential election cycle is now in full force. In other words, this is as good as it gets!

    Always feel free to contact us if you have any questions or if we can help you in any way. You may call us at 1.800.887.8671 or visit our web site at www.navellier.com, where we invite you to take advantage of our complimentary weekly market commentary service, "Fund Mail".

Sincerely,

/s/ LOUIS G. NAVELLIER                         /s/ ALAN ALPERS
LOUIS G. NAVELLIER                             ALAN ALPERS

THIS MATERIAL HAS BEEN PRECEDED BY A NAVELLIER PERFORMANCE FUNDS PROSPECTUS.

THE PRECEDING CHARTS AND PERFORMANCE NUMBERS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS.

PLEASE BE AWARE THAT PAST PERFORMANCE IS NO INDICATION OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Russell 2000 Index is an unmanaged index consisting of the smallest 2000 stocks in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

THESE INDICES ARE CONSIDERED REPRESENTATIVE OF PERTINENT MARKET SECTORS IN GENERAL. NONE ARE INVESTMENT PRODUCTS AVAILABLE FOR SALE.

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000
(UNAUDITED)
AGGRESSIVE SMALL CAP EQUITY PORTFOLIO

-----------------------------------------------------------------
                                                     MARKET VALUE
   SHARES                                                (NOTE 1)
-----------------------------------------------------------------
COMMON STOCKS -- 89.6%
BIOTECHNOLOGY AND DRUGS -- 1.4%
   16,000  CuraGen Corp.*                            $   609,000
                                                     -----------
BUSINESS SERVICES -- 4.1%
   40,800  Avert, Inc.                                   933,300
   14,200  Learning Tree International*                  869,750
                                                     -----------
                                                       1,803,050
                                                     -----------
COMPUTER EQUIPMENT -- 1.7%
    8,700  Silicon Storage Technology*                   768,319
                                                     -----------
COMPUTER SOFTWARE AND SERVICES -- 8.3%
   12,200  BARRA, Inc.*                                  604,662
   28,800  MapInfo Corp.*                              1,170,000
   14,300  Netegrity, Inc.*                            1,076,969
   15,800  Rainbow Technologies*                         768,275
                                                     -----------
                                                       3,619,906
                                                     -----------
CONSUMER ELECTRONICS -- 2.5%
   17,700  Harman International Ind.                   1,079,700
                                                     -----------
ELECTRONIC COMPONENTS/EQUIPMENT -- 14.9%
   20,200  Audiovox Corp.*                               445,663
   26,900  DSP Group, Inc.*                            1,506,400
   38,600  KEMET Corp.*                                  967,412
   27,500  LTX Corp.*                                    960,781
   31,900  Merix Corp.*                                1,499,300
   10,050  Power-One, Inc.*                            1,145,072
                                                     -----------
                                                       6,524,628
                                                     -----------
INDUSTRIAL MACHINERY -- 5.3%
   23,100  Asyst Technologies, Inc.*                     791,175
   33,600  Lone Star Technologies*                     1,554,000
                                                     -----------
                                                       2,345,175
                                                     -----------
INSTRUMENTS -- 11.3%
   28,400  Nanometrics, Inc.*                          1,169,725
   19,500  Newport Corp.                               2,093,812
   36,700  Varian, Inc.*                               1,692,787
                                                     -----------
                                                       4,956,324
                                                     -----------
MANUFACTURING -- 5.7%
   22,500  Applied Films Corp.*                          824,063
   50,400  Concord Camera Corp.*                       1,052,100
   21,200  Maverick Tube Corp.*                          617,450
                                                     -----------
                                                       2,493,613
                                                     -----------
MEDICAL EQUIPMENT AND SUPPLIES -- 4.8%
   18,500  Coherent, Inc.*                             1,551,688
   11,100  Zoll Medical Corp.*                           543,900
                                                     -----------
                                                       2,095,588
                                                     -----------

-----------------------------------------------------------------
                                                     MARKET VALUE
   SHARES                                                (NOTE 1)
-----------------------------------------------------------------
OIL & GAS SERVICES -- 5.4%
   35,600  Patterson Energy, Inc.*                   $ 1,014,600
   25,000  Prima Energy Corp.                          1,337,500
                                                     -----------
                                                       2,352,100
                                                     -----------
SEMICONDUCTORS AND RELATED -- 16.0%
   22,000  Elantec Semiconductor*                      1,531,750
   14,400  Kopin Corp.*                                  997,200
   18,100  Mattson Technology, Inc.*                     588,250
   34,800  Oak Technology, Inc.*                         750,375
   12,800  Pericom Semiconductor*                        870,400
   16,350  Three Five Systems, Inc.*                     964,650
   20,800  Varian Semiconductor Equip.*                1,306,500
                                                     -----------
                                                       7,009,125
                                                     -----------
TELECOMMUNICATION EQUIPMENT -- 6.9%
   13,600  Natural MicroSystems Corp.*                 1,529,150
   11,200  Tollgrade Communications*                   1,484,000
                                                     -----------
                                                       3,013,150
                                                     -----------
TRANSPORTATION -- 1.3%
   17,600  Teekay Shipping Corp.                         578,600
                                                     -----------
TOTAL COMMON STOCKS
 (COST $32,864,459)                                   39,248,278
                                                     -----------
MONEY MARKET FUNDS -- 10.1%
4,448,454  Fund for Government Investors
               (Cost $4,448,454)                       4,448,454
                                                     -----------
TOTAL INVESTMENTS -- 99.7%
 (COST $37,312,913)                                  $43,696,732
Other Assets Less Liabilities -- 0.3%                    118,591
                                                     -----------
NET ASSETS -- 100.0%                                 $43,815,323
                                                     ===========
NET ASSETS CONSIST OF:
Paid-in-Capital                                      $30,495,487
Net Investment Loss                                     (224,342)
Accumulated Net Relaized Gain on Investments
                                                       7,160,359
Net Unrealized Appreciation of Investments
                                                       6,383,819
                                                     -----------
NET ASSETS                                           $43,815,323
                                                     ===========
NET ASSET VALUE PER SHARE
  (Based on 2,125,541 Shares Outstanding)
                                                     $     20.61
                                                     ===========

--------------------------

* NON-INCOME PRODUCING

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000
(UNAUDITED)

                                                                AGGRESSIVE SMALL
                                                                   CAP EQUITY
                                                                   PORTFOLIO
                                                                ----------------
INVESTMENT INCOME
  Interest (Note 1).........................................      $    73,132
  Dividends (Note 1)........................................           10,512
                                                                  -----------
    Total Investment Income.................................           83,644
                                                                  -----------
EXPENSES
  Investment Advisory Fee (Note 2)..........................          173,546
  Administrative Fee (Note 2)...............................           51,640
  Distribution Plan Fees (Note 4)...........................           51,853
  Transfer Agent and Custodian Fee (Note 3).................           49,950
  Shareholder Reports and Notices...........................           17,756
  Registration Fees.........................................           17,357
  Audit Fees................................................           10,000
  Trustees' Fees and Expenses (Note 2)......................            1,406
  Other Expenses............................................            8,134
                                                                  -----------
    Total Expenses..........................................          381,642
    Less Expenses Reimbursed by Investment Adviser
     (Note 2)...............................................          (73,656)
                                                                  -----------
      Net Expenses..........................................          307,986
                                                                  -----------
NET INVESTMENT LOSS.........................................         (224,342)
                                                                  -----------

Net Realized Gain on Investment Transactions................        4,194,105
Change in Net Unrealized Appreciation of Investments........       (3,950,581)
                                                                  -----------
NET GAIN ON INVESTMENTS.....................................          243,524
                                                                  -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........      $    19,182
                                                                  ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                            AGGRESSIVE SMALL CAP EQUITY
                                                     PORTFOLIO
                                          --------------------------------
                                           FOR THE SIX
                                          MONTHS ENDED     FOR THE YEAR
                                          JUNE 30, 2000        ENDED
                                           (UNAUDITED)   DECEMBER 31, 1999
                                          -------------  -----------------
FROM INVESTMENT ACTIVITIES
  Net Investment Loss...................  $   (224,342)     $   (458,755)
  Net Realized Gain on Investment
    Transactions........................     4,194,105         7,084,090
  Change in Net Unrealized Appreciation
    of Investments......................    (3,950,581)        1,710,135
                                          ------------      ------------
    Net Increase in Net Assets Resulting
      from Operations...................        19,182         8,335,470
                                          ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Realized Gain................            --          (461,494)
                                          ------------      ------------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares.....    36,827,872        51,183,189
  Reinvestment of Distributions.........            --           446,173
  Cost of Shares Redeemed...............   (31,657,371)      (68,137,080)
                                          ------------      ------------
    Net Increase (Decrease) in Net
      Assets Resulting from Share
      Transactions......................     5,170,501       (16,507,718)
                                          ------------      ------------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS............................     5,189,683        (8,633,742)
NET ASSETS -- Beginning of Period.......    38,625,640        47,259,382
                                          ------------      ------------
NET ASSETS -- End of Period.............  $ 43,815,323      $ 38,625,640
                                          ============      ============
SHARES
  Sold..................................     1,709,000         3,131,803
  Issued in Reinvestment of
    Distributions.......................            --            28,748
  Redeemed..............................    (1,489,716)       (4,209,380)
                                          ------------      ------------
    Net Increase (Decrease) in Shares...       219,284        (1,048,829)
                                          ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      AGGRESSIVE SMALL CAP EQUITY
                                                                              PORTFOLIO*
                                      -------------------------------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED                         FOR THE YEARS ENDED DECEMBER 31,
                                       JUNE 30, 2000   --------------------------------------------------------------------------
                                        (UNAUDITED)         1999             1998            1997          1996          1995
                                      ---------------  ---------------  ---------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of
    Period........................        $20.26           $15.99           $16.00          $17.79        $15.41        $10.98
                                         -------          -------          -------         -------      --------      --------
  Income from Investment Operations:
    Net Investment Loss...........         (0.11)           (0.24)           (0.15)          (0.30)        (0.23)        (0.16)
    Net Realized and Unrealized Gain
      on Investments..............          0.46             4.71             0.14            2.30(A)       2.61          4.97
                                         -------          -------          -------         -------      --------      --------
      Total from Investment
        Operations................          0.35             4.47            (0.01)           2.00          2.38          4.81
                                         -------          -------          -------         -------      --------      --------
  Distributions to Shareholders:
    From Net Realized Gain........            --            (0.20)              --           (3.79)           --         (0.38)
                                         -------          -------          -------         -------      --------      --------
  Net Increase in Net Asset Value..         0.35             4.27            (0.01)          (1.79)         2.38          4.43
                                         -------          -------          -------         -------      --------      --------
  Net Asset Value -- End of
    Period........................        $20.61           $20.26           $15.99          $16.00        $17.79        $15.41
                                         =======          =======          =======         =======      ========      ========

TOTAL INVESTMENT RETURN...........          1.73%(B)        28.34%           (0.06)%         11.24%        15.44%        43.80%

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement
    (Note 2).....................           1.49%(C)         1.49%            1.63%           2.33%         1.75%         1.75%
  Expenses Before Reimbursement
    (Note 2).....................           1.83%(C)         1.85%            1.98%           2.62%         1.86%         2.10%
  Net Investment Loss After
    Reimbursement (Note 2).......          (1.08)%(C)       (1.21)%          (0.79)%         (1.37)%       (1.33)%       (1.15)%
  Net Investment Loss Before
    Reimbursement (Note 2).......          (1.42)%(C)       (1.57)%          (1.13)%         (1.64)%       (1.44)%       (1.50)%

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate.........           158%             240%             145%            184%          137%          170%
  Net Assets at End of Period (in
    thousands)....................       $43,815          $38,626          $47,259         $72,879      $190,035      $105,299
  Number of Shares Outstanding at
    End of Period (in thousands)...        2,126            1,906            2,955           4,555        10,683         6,831

 * Financial Highlights include the performance of the Navellier Aggressive Small Cap Equity Portfolio, a series of the Navellier Series Fund, which reorganized on July 24, 1998, as a series of the Navellier Performance Funds.

 (A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.

 (B) Total returns for periods less than one year are not annualized.

 (C) Annualized

                       SEE NOTES TO FINANCIAL STATEMENTS.

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                                                 THE NAVELLIER PERFORMANCE FUNDS
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NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000
(UNAUDITED)

1. Significant Accounting Policies

    The Navellier Performance Funds (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "Act") as an open-end investment company which offers its shares in a series of no-load non-diversified and diversified portfolios. The Fund's objective is to achieve long-term capital growth. The Fund is authorized to issue an unlimited number of shares of capital stock with no stated par value. The Fund currently consists of eight separate portfolios each with its own investment objectives and policies. These financial statements report on one of the eight portfolios: the Aggressive Small Cap Equity Portfolio (the "Portfolio"), a diversified open-end management company portfolio. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

      (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Portfolio's securities in good faith. The Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Portfolio's instruments are valued at fair value.

      (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gain and loss from securities transactions are computed on an identified cost basis.

      (c) Dividends from net investment income, if any, are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

      (d) The Portfolio intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

2. Investment Advisory Fees and Other Transactions with Affiliates

    Investment advisory services are provided by Navellier Management, Inc. (the "Adviser"). Effective May 1, 1998, under an agreement with the Adviser, the Portfolio pays a fee at the annual rate of 0.84% of its daily net assets. The Adviser receives an annual fee equal to 0.25% of the Portfolio's average daily net assets in connection with the rendering of services under the administrative services agreement and is reimbursed by the Portfolio for operating expenses incurred on behalf of the Portfolio. An officer and trustee of the Portfolio is also an officer and director of the Adviser.

    Under an agreement between the Portfolio and the Adviser related to payment of operating expenses, the Adviser has reserved the right to seek reimbursement for the past, present and future operating expenses of the Portfolio paid by the Adviser, at any time upon notice to the Portfolio. At December 31, 1999, the Adviser voluntarily agreed not to seek future reimbursement of all unreimbursed past expense incurred on behalf of the Portfolio. During the six months ended June 30, 2000, the Adviser paid operating expenses of $104,603 for the Aggressive Small Cap Portfolio. Under the operating expense agreement, the Adviser requested, and the Portfolio, reimbursed $30,947 of such expenses. Effective May 1, 1998, the Adviser agreed to limit the total normal expenses of the Portfolio to 1.49% of average annual net assets.

                                       8
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                                                 THE NAVELLIER PERFORMANCE FUNDS
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    Navellier Securities Corp. (the "Distributor") acts as the Portfolio's
Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Portfolio's shares, renders its services to the Portfolio pursuant to a distribution agreement. An officer and trustee of the Portfolio is also an officer and director of the Distributor.

    The Portfolio pays each of its Trustees not affiliated with the Adviser $938 annually. For the six months ended June 30, 2000, Trustees' fees and expenses for the Portfolio totaled $1,406.

3. Transfer Agent and Custodian

    Rushmore Trust and Savings, FSB ("Rushmore Trust"), provides transfer agency, dividend disbursing and other shareholder services to the Portfolio. In addition, Rushmore Trust serves as custodian of the Portfolio's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Trustees.

4. Distribution Plan

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to
Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25% per annum of the average daily net assets of the Portfolio for expenses incurred in the promotion and distribution of shares of the Portfolio. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Portfolio may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Portfolio and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Portfolio directly.

5. Income Tax and Other Information

    At June 30, 2000, the cost of the investment securities for Federal income tax purposes was $37,312,913. Net unrealized appreciation was $6,383,819 of which $9,517,552 related to appreciated investment securities and $3,133,733 related to depreciated investment securities.

    For the six months ended June 30, 2000, purchases and sales (including maturities) of securities (excluding short- term securities) were $63,174,021 and $61,478,613, respectively.

6. Litigation

    The former Trustees of the Navellier Series Fund, which was merged into the Aggressive Small Cap Equity Portfolio ("Portfolio") on July 24, 1998 have made a demand to be indemnified for their attorneys fees and costs which they claim to be approximately $4 million, in connection with a class action lawsuit filed against them by shareholders of the Portfolio. The current Trustees of the Navellier Performance Funds (the "Fund") and the legal counsel to the Fund do not believe the former Trustees have a valid claim. However, if such claim is determined by a court to be valid, only the assets of the Portfolio would be subject to such claim and not the assets of any other Portfolio to the Fund. However, even then, Navellier Management, Inc. ("NMI") has agreed that, if any such claim were determined to be valid, NMI, not the Portfolio, would pay such claim.

                                       9
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                               NAVELLIER OFFICES:

                          ONE EAST LIBERTY THIRD FLOOR
                               RENO, NEVADA 89501
                              800-887-8671 P.S.T.

                          CUSTODIAN & TRANSFER AGENT:

                        RUSHMORE TRUST AND SAVINGS, FSB
                              4922 FAIRMONT AVENUE
                               BETHESDA, MD 20814
                              800-622-1386 E.S.T.